UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2017

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 Spruce Street, Quincy, IL 62301
(Address of principal executive offices, including Zip Code)

(217) 228-6011
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.02 Termination of a Material Definitive Agreement.

On December 20, 2017, Titan International, Inc. (“Titan” or the “Company”) completed the previously announced redemption of all of its outstanding $50,388,000 aggregate principal amount of the 6.875% Senior Secured Notes due 2020 (the “Senior Secured Notes due 2020”). The Company redeemed the Senior Secured Notes due 2020 at a price of $1,034.38 for each $1,000 principal amount of Senior Secured Notes due 2020 redeemed, or approximately $52.1 million in total, plus approximately $0.8 million of unpaid interest accrued to the redemption date. The Company did not incur any early termination penalties in connection with the redemption of the Senior Secured Notes due 2020 beyond the premium reflected in the redemption price described above.

The completion of the redemption discharges the Indenture, dated October 7, 2013 (the “2020 Senior Secured Notes Indenture”), among Titan, the Guarantors party thereto (the "Guarantors"), and U.S. Bank National Association as the Trustee and the Collateral Trustee (collectively, the "Trustee"), under which the Senior Secured Notes due 2020 were issued, as supplemented by the First Supplemental Indenture dated November 20, 2017 among Titan, the Guarantors and the Trustee (the “First Supplemental Indenture”) and the Discharge Supplemental Indenture (the “Discharge Supplemental Indenture”) dated as of November 20, 2017 among the Company, the Guarantors and the Trustee. The 2020 Senior Secured Notes Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 7, 2013, and the First Supplemental Indenture and the Discharge Supplemental Indenture were filed as Exhibits 4.3 and 4.4, respectively, to the Company's Current Report on Form 8-K filed on November 20, 2017. To the extent required by Item 1.02 of Form 8-K, the 2020 Senior Secured Notes Indenture, the First Supplemental Indenture and the Discharge Supplemental Indenture and the descriptions thereof in such Form 8-K are incorporated by reference in this Item 1.02

Item 2.04 Triggering Events That Accelerate or Increase a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement.

To the extent required by Item 2.04 of Form 8-K, the information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On December 20, 2017, Titan issued a press release announcing the completed redemption of all of its outstanding $50,388,000 aggregate principal amount of the 6.875% Senior Secured Notes due 2020. A copy of this press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99	Titan’s press release dated December 20, 2017 announcing the completed redemption of all of its outstanding $50,388,000 aggregate principal amount of the 6.875% Senior Secured Notes due 2020.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	December 20, 2017	By:	/s/ JAMES M. FROISLAND
James M. Froisland
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Titan’s press release dated December 20, 2017 announcing the completed redemption of all of its outstanding $50,388,000 aggregate principal amount of the 6.875% Senior Secured Notes due 2020.